UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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PFSweb, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PFSweb, Inc.
500 North Central Expressway
Suite 500
Plano, Texas 75074
Dear Stockholder:
          You are cordially invited to attend the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”), which will be held at TPC Craig Ranch, McKinney, Texas, on Friday, June 10, 2011 at 10:00 a.m. (local time).
          At the Annual Meeting, stockholders will be asked to (i) elect two directors and (ii) ratify the appointment of Grant Thornton LLP as the Company’s independent auditors. Information about these matters is contained in the attached Proxy Statement.
          It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. In addition, to ensure your representation at the Annual Meeting, you may vote your shares by (a) calling the toll free telephone number indicated on the proxy card or (b) accessing the special web site indicated on the proxy card, each as more fully explained in the telephone and internet voting instructions. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card. Please note that if you hold your shares of our common stock through your broker, you will not be able to vote in person at the meeting.
          I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on June 10, 2011.
Sincerely,
Mark C. Layton
Chairman and Chief Executive Officer
May 2, 2011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ITEM NO. 1
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END
EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION ARRANGEMENTS FOR EXECUTIVES
2010 DIRECTOR COMPENSATION
ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
GENERAL INFORMATION
OTHER MATTERS

PFSweb, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 10, 2011
          The Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) will be held on Friday, June 10, 2011 at 10:00 a.m. at TPC Craig Ranch, McKinney, Texas, for the following purposes:
1.	To elect two Class III directors;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
          The Board of Directors has fixed the close of business on April 13, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.
          Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.
By Order of the Board of Directors
Cindy Almond
Secretary
Plano, Texas
May 2, 2011

PFSweb, Inc.
500 North Central Expressway, Suite 500
Plano, Texas 75074
(972) 881-2900
PROXY STATEMENT
          We are furnishing this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of PFSweb, Inc. (“PFSweb,” the “Company,” “we,” “us,” or “our”) to be voted at the Annual Meeting of Stockholders to be held at TPC Craig Ranch, McKinney, Texas, on Friday, June 10, 2011, at 10:00 a.m. and at any and all adjournments thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report on Form 10-K are first being mailed to stockholders on or about May 10, 2011.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2011:
     The enclosed proxy statement and 2010 Annual Report on Form 10-K are available at www.pfsweb.com/proxymaterials.
VOTING PROCEDURES
          Your vote is very important. You can vote the shares of PFSweb common stock that are held directly in your name and not through your brokerage account at the Annual Meeting if you are present in person or represented by proxy. You may revoke your proxy at any time before the Annual Meeting by delivering written notice to our Secretary, by submitting a proxy bearing a later date or by appearing in person and casting a ballot at the Annual Meeting. If we receive a properly executed proxy before voting at the Annual Meeting is closed, the persons named as the Proxy on the proxy card will vote the proxy in accordance with the directions provided on that card. If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board. If you wish to give a proxy to someone other than the persons named on the proxy card, you should cross out the names contained on the proxy card and insert the name(s) of the person(s) who hold(s) your proxy. Please note that the person(s) to whom you give your proxy must be present in person at the Annual Meeting to vote your shares.
Who can vote?
          Stockholders of record as of the close of business on April 13, 2011, are entitled to vote at the Annual Meeting. On that date, 12,308,179 shares of our common stock were outstanding. Excluding 18,361 shares of common stock in treasury, 12,289,818 shares of our common stock were eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. The closing sale price of the common stock as reported on the NASDAQ Capital Market on the record date was $5.51 per share.
How do I vote?
          You can vote in person at the Annual Meeting. Alternatively, a stockholder who holds shares of our common stock of record and not in “street name” may vote shares by giving a proxy via mail, telephone or the Internet. To vote your proxy by mail, indicate your voting choices, sign and date your Proxy and return it in the postage-paid envelope provided. You may vote by telephone or the Internet by following the instructions on your Proxy. Your telephone or Internet delivery authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy via the mail.
          If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report on Form 10-K have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

          All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.
What shares are represented by the Proxy?
          The Proxy that we are delivering represents all the shares registered in your name with our transfer agent, BNY Mellon Shareowner Services. The proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.
How are votes counted?
          If you return a signed and dated Proxy but do not indicate how the shares are to be voted, those shares will be voted as recommended by the Board. A valid Proxy also authorizes the individuals named as proxies to vote your shares in their discretion on any other matters which, although not described in the Proxy Statement, are properly presented for action at our Annual Meeting. If you indicate on your Proxy that you wish to “abstain” from voting on an item, your shares will not be voted on that item. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for Director or any other proposal, but will be counted to determine whether there is a quorum present. There is no right to cumulative voting.
What Vote is Required to Approve Matters Presented at the Annual Meeting?
          Our directors are elected by a plurality of the votes of shares of common stock cast at the Annual Meeting. Ratification of the selection of Grant Thornton LLP as our independent auditors requires the affirmative vote of the majority of the shares of common stock cast upon the proposal at the Annual Meeting.
          Generally, a broker non-vote occurs when a broker, bank or other nominee holding shares in “street name” for a beneficial owner does not vote the shares on a proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. A nominee is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the selection of Grant Thornton LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. It is our understanding that the election of our directors will be treated as non-routine matters.
          If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Annual Meeting. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker, or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent regulatory changes were made to take away the ability of your bank, broker, or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.
          Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business. Abstentions are counted for quorum purposes, but in effect count as negative votes because they are shares represented by proxy that are not voted in the affirmative. Broker non-votes are not shares represented by proxy and are not counted as part of the vote total and have no effect on the outcome.
          The presence, in person or by proxy, of at least a majority of the shares outstanding on the record date will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting will be rescheduled for a later date.

What is the recommendation of the Board of Directors?
          The Board of Directors recommends that stockholders vote (i) FOR the nominees of the Board of Directors (Item No. 1) and (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011 (Item No. 2). If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board.
Who will tabulate the vote?
          Our transfer agent, BNY Mellon Stockholder Services, will tally the vote, which will be certified by an inspector of election who is a PFSweb employee.
Who will bear the expenses of our solicitation? How will we solicit votes?
          We will bear our own cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by our directors and officers by personal interview, telephone, telegram, facsimile or e-mail. Our directors and officers will not receive additional compensation for this solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with these activities. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of our common stock held of record by these people or institutions, in which case we will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with these forwarding activities. We may retain BNY Mellon Shareowner Services, LLC to assist in the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses.
Are there appraisal rights?
          Stockholders have no dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.
ITEM NO. 1
NOMINEES FOR THE BOARD OF DIRECTORS
          The Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of the current Class I directors expires at the 2012 Annual Meeting; the term of the current Class II director expires at the 2013 Annual Meeting; and the term of the current Class III directors expires at the 2011 Annual Meeting. The Board presently consists of five members, two Class I directors, one Class II director and two Class III directors. The nominees to serve as Class III directors who have been nominated and recommended by the Board of Directors are Timothy M. Murray and Mark C. Layton. If elected, Messrs. Murray and Layton are expected to serve until the Company’s 2014 annual meeting and until their successors are elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of the nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if any one or more of them should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the person named as proxy will vote for the substitute nominee(s) designated by the Board.
          The following information, which has been provided by the individuals named, sets forth for each member of the Board of Directors, such person’s name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company. The following information also identifies and describes the key experience, qualifications and skills our directors bring to the Board that are important in light of our business and structure. The directors’ experiences, qualifications and skills that the Board considered in their nomination are included in their individual biographies.

Class I Directors
          David I. Beatson, age 63, has served as a non-employee Director since November 2000. Mr. Beatson is Chief Executive Officer of Globalware Solutions (“GWS”), a global supply chain management solution provider with facilities in North America, Asia and Europe. GWS provides comprehensive state-of-the-art physical and digital supply chain solutions that enable clients to increase return on investment and improve time-to-market. Mr. Beatson is a recognized leader in the field of transportation, logistics and supply chain management having served as Chairman and CEO of several leading companies in the industry. From July 2003 to April 2005, Mr. Beatson served as Regional CEO North America and Member of the Executive Board of Panalpina, Inc., a leading provider of intercontinental airfreight and sea freight forwarding and transportation, specializing in global integrated logistics and comprehensive supply chain management solutions. From June 2000 to July 2001, Mr. Beatson served as president, CEO and Chairman of Supply Links, Inc., an Internet-based business-to-business global supply chain network that links customers to multiple transportation modes and service providers through a single platform. From July 1998 to June 2000, Mr. Beatson served as chairman, president and CEO of Circle International Group, Inc., a global transportation and logistics company. From 1991 to June 1994, Mr. Beatson served as vice-president of sales and marketing and then from June 1994 until July 1998 as president and CEO of Emery Worldwide, a global transportation and logistics company. Prior to 1991, Mr. Beatson held several management positions in the logistics and transportation industry, including American Airlines and CF Airfreight. Mr. Beatson also currently serves as an industry representative member of the Executive Advisory Committee to the National Industrial Transportation League, to which the Air Freight Association elected him in 1995. He also serves on the board of Descartes Systems (NASDAQ: DSGX) and two privately held companies. The Board of Directors believes the characteristics that qualify Mr. Beatson for the Board include his long-term experience in the transportation, logistics and supply chain management industry, leadership experience and judgment and knowledge of the Company’s business.
          James F. Reilly, age 52, has served as a non-employee Director of the Company since its inception in 1999 and lead director since June 2010. Mr. Reilly has been an investment banker since 1983 and is currently the Managing Partner of Stonepine Advisors, LLC, an investment banking firm focused on high growth technology companies. Until June 2010, he was a Senior Advisor to Needham & Company, LLC, a nationally recognized investment banking and asset management firm focused primarily on serving emerging growth industries and their investors. He served in various capacities with Needham & Company, LLC, since January 2004 including Head of West Coast Investment Banking. Previously he was a Managing Director of J.P. Morgan Securities, Inc., an investment banking firm, and a Managing Director in the Technology Group of Warburg Dillon Read, the global investment banking division of UBS AG. From 1983 to 1999, Mr. Reilly was associated with Warburg Dillon Read or one of its predecessor companies and specialized in corporate finance advisory work for a broad range of technology companies. Mr. Reilly is also a director of Equalis, LLC, a privately held provider of commercial support services for open source math software and an advisor to Vantos, Inc., a privately held enterprise software company. The Board of Directors believes the characteristics that qualify Mr. Reilly for the Board include his financial and investment background, leadership experience and judgment and knowledge of the Company’s business.
Class II Director
          Dr. Neil W. Jacobs, age 76, has served as a non-employee Director of the Company since July 2000. Dr. Jacobs is a technology industry veteran and Emeritus Professor of Management, at the W. A. Franke College of Business (“FCB”) at Northern Arizona University (“NAU”). In May 2007 he was elected to the FCB Faculty Hall of Fame. Dr. Jacobs’ academic areas of interest included strategic management and the role of information technology in support of strategy and operations. From 1996 to 1999, Dr. Jacobs served as associate dean of the College of Business Administration at NAU. Prior to his academic career, he served as an officer in the United States Air Force and held management positions in manufacturing, materials management, and information technology at IBM and Memorex. The Board of Directors believes the characteristics that qualify Dr. Jacobs for the Board include his leadership experience and judgment, academic expertise and broad industry knowledge and knowledge of the Company’s business.
Class III Directors
          Timothy M. Murray, age 58, has served as a non-employee Director of the Company since its inception in 1999. Mr. Murray is a partner of Chicago Growth Partners (a private equity firm) and is a managing director of several private equity funds related to William Blair Capital Partners (a private equity firm). From 1979 to 2004, Mr. Murray was employed at William Blair & Company (an investment banking firm) and was a Principal of that firm from 1984 to 2004. Mr. Murray is a director of several privately held corporations. The Board of Directors believes the characteristics that qualify Mr. Murray for the Board include his financial and investment background, leadership experience and judgment and knowledge of the Company’s business.
          Mark C. Layton, age 51, has served as Chairman of the Board and Chief Executive Officer of PFSweb since its inception in 1999. Mr. Layton served as President of the Company since its inception in 1999 through September 2010. Mr. Layton previously held the following positions with Daisytek International Corporation (“Daisytek”), a leading global distributor of consumable computer supplies and office products and the former parent corporation of the Company: Chairman of the Board from September 1999 to October 2000; President, Chief Executive Officer and Chief Operating Officer from April 1997 to February 2000; Director from 1988 to October 2000; President, Chief Operating Officer and Chief Financial Officer from 1993 to April 1997; Executive Vice President from 1990 to 1993; and Vice President — Operations from 1988 to 1990. Prior to joining Daisytek, Mr. Layton served as a management consultant with Arthur Andersen & Co., S.C. for six years through 1988 specializing in wholesale and retail distribution and technology. The Board of Directors believes the characteristics that qualify Mr. Layton for the Board include his long-term experience in the business process outsourcing and distribution industry, leadership experience and judgment and extensive knowledge of the Company’s business.
Executive Officers and Officers
          In addition to the individuals named above, the following are the names, ages and positions of the other executive officers and officers of the Company:
Executive Officers
          Michael C. Willoughby, age 47, has served as President of PFSweb, Inc. since September 2010 and Chief Information Officer of the company since October 2001. Mr. Willoughby has previously served as President of Priority Fulfillment Services, a subsidiary of the Company, from February 2006 to September 2010. From 1999 to 2001, Mr. Willoughby served the Company as Vice President of E-Commerce. Prior to joining the Company, Mr. Willoughby served as President and Chief Executive Officer of Design Technologies, Inc., an e-commerce software development firm from 1994 to 1999. Prior to founding Design Technologies, Inc., Mr. Willoughby served as President and Chief Executive Officer of Integration Services, Inc., an IT consulting services company.
          Thomas J. Madden, age 49, has served as Executive Vice President, Chief Financial and Accounting Officer of the Company since its inception in 1999. Mr. Madden previously served as Chief Financial Officer of Daisytek from 1997 to 2000, as Vice President — Finance, Treasurer and as Chief Accounting Officer of Daisytek from 1994 to 2000 and as Controller of Daisytek from 1992 to 1994. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager.
          Cynthia D. Almond, age 43, has served as Executive Vice President — Client Services of the Company since March 2011 and as Secretary of the Company since 2007. From 2001 to 2011, Ms. Almond served as Vice President — Client Services. From 1999 to 2001, Ms. Almond served as Director of Account Management. From 1991 to 1999, Ms. Almond served in various marketing, product management and sales capacities for Daisytek.
Officers
          Scott R. Talley, age 46, has served as Vice President — International Distribution for the Company since its inception in 1999. Mr. Talley previously served in various capacities for Daisytek since 1991, most recently as Vice President — Distribution. Mr. Talley received a Bachelor of Business Administration degree from the University of North Texas and a Master’s of Business Administration degree from New York Institute of Technology.
          Bruce E. McClung, age 73, has served as Vice President — Sales of the Company since October 2001. From 1999 to 2001, Mr. McClung served in various marketing and sales capacities for the Company. From 1995 to 1998, Mr. McClung served in various capacities for Daisytek. Mr. McClung has spent more than 25 years in sales, marketing and management roles in systems and solutions organizations, including Daisytek, IBM, Boeing and Perdata.

          David B. Reese, age 48, has served as Senior Vice President of Solutions and International Development since March 2011. Mr. Reese served as Vice President — Solutions of the Company from November 2004 to February 2011. From 2000 to 2004, Mr. Reese served as Director of Implementation Services for the Company. Mr. Reese was Director of European Operations from January 1999 to May 2000. From 1995 to 1998, Mr. Reese served in various capacities for Daisytek International. Previously Mr. Reese was Vice President of Operations for a 3PL company, and also served as General Manager for several intermodel and distribution facilities.
          Gibson T. Dawson, age 45, has served as Vice President — Corporate Controller of the Company since May 2007. From 1998 to 2007, Mr. Dawson served as Corporate Controller for PFSweb. Prior to joining the Company, Mr. Dawson was controller for a recorded-music distribution company and prior to that spent more than 8 years with KPMG LLP in the assurance services practice.
Meetings and Committees of the Board
          The Board of Directors met a total of nine times during the calendar year ended December 31, 2010. The Board of Directors has determined that, other than Mr. Layton, each director is independent within the meaning of applicable Securities and Exchange Commission (“SEC”) rules and NASD listing standards. The independent directors are able to and generally meet in executive session without the Company’s management at each regularly scheduled Board meeting.
          The Board of Directors does not have a policy regarding director attendance at the annual meeting of stockholders, and no director attended the 2010 annual meeting other than Mr. Layton.
          The Board of Directors currently has standing Nominating, Audit, Compensation, and Stock Option Committees.
          The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Committee will consider candidates at the recommendation of existing Board members, Company management, search firms or other consultants, or stockholders. Stockholders wishing to recommend director candidates to the Board may do so by writing to the Committee in care of the Corporate Secretary at the Company’s executive office, 500 North Central Expressway, Plano, TX 75074. At a minimum, director candidates should have demonstrated achievement in their particular field of endeavor, significant business or other management experience that would be of value to the Company, integrity and high ethical standards, good communication and leadership skills, and the ability and willingness to commit adequate time and attention to carry out their Board duties effectively. The Committee will evaluate candidates through background and reference checks, interviews and an analysis of each candidate’s qualifications and attributes in light of the current composition of the Board and the Company’s leadership needs at the time. The Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. The Committee has not retained outside consultants to assist the Committee in identifying or evaluating candidates, although the Committee is authorized to do so if it deems it appropriate under the circumstances. The members of the Nominating Committee are Timothy M. Murray and Dr. Neil W. Jacobs, each of whom has been determined to be independent as discussed above. The Nominating Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com (the contents of the website are not incorporated in this Proxy Statement by reference). The Nominating Committee met one time during the calendar year ended December 31, 2010.
          The Audit Committee is established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is established to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to its stockholders. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s auditors report directly to the Audit Committee.
          The Audit Committee is comprised of three directors, Mr. Reilly, Mr. Beatson and Dr. Jacobs, each of whom has been determined by the Board of Directors to be independent as discussed above, and is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

The Board of Directors has determined that, based on his relevant experience as described above, Mr. Reilly is qualified as the audit committee financial expert within the meaning of applicable SEC regulations and has the requisite financial sophistication required by the NASD listing standards. The Audit Committee met a total of six times during calendar year 2010. The Committee has adopted a written amended and restated audit committee charter setting out the audit-related functions of the Audit Committee, and the Committee reviews and reassesses the adequacy of the charter on an annual basis. A copy of the charter is available on the Company’s website at www.pfsweb.com.
          The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company’s executive officers and other key employees. The current members of the Compensation Committee are Messrs. Murray and Reilly, who are independent as described above. The Compensation Committee also serves as the Stock Option Committee to administer the Company’s employee stock option and purchase plans. The Compensation Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com. The Compensation Committee and Stock Option Committee met three times during the calendar year ended December 31, 2010.
          During fiscal year 2010, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.
Communicating with the Board of Directors
          Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, PFSweb, Inc., 500 North Central Expressway, Suite 500, Plano, TX 75074.
Code of Ethics
          The Board has approved a code of business conduct and ethics in accordance with rules of the SEC and NASD listing standards applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the Company’s code of business conduct and ethics may be found on the Company’s website at www.pfsweb.com.
Board Leadership Structure
          The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides an efficient and effective leadership model for the Company. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. To assure effective independent oversight, all of the other Board members are currently independent directors who may meet in executive session without management present. In addition, each committee of the Board is comprised entirely of independent directors. There is one lead independent director unanimously appointed by the independent members. The lead director prepares the agendas for executive sessions of the independent directors and chairs those sessions, facilitates communications between the Chairman and other members of the Board, and acts as a liaison to shareholders who request direct communication with the Board. The Board believes that the combined role of Chairman and Chief Executive Officer, together with the Board composition of a lead director and independent directors, is in the best interest of Company stockholders because it provides the appropriate balance between strategic development and independent oversight of management.
Risk Management
          Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks more fully described in our annual and quarterly filings with the SEC, including risks relating to dependence on clients and suppliers, competition, product development, credit and liquidity, and other business risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors, together with its committees, provides company-wide oversight of our management and handling of risk. At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of the Company and are often consulted by management in respect of Company operations.
Report of the Audit Committee for the Fiscal Year Ended December 31, 2010
          The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2010. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
          The Audit Committee of the Company’s Board of Directors is comprised of three independent directors. The current members of the Audit Committee are Messrs. Reilly, Beatson and Jacobs.
          Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants (“auditors”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee approved the appointment of the Company’s auditors, Grant Thornton LLP for the fiscal year ended December 31, 2010.
          In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services. The Audit Committee considered the independent auditors’ provision of non-audit services in 2010 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.
          The Audit Committee discussed with the Company’s auditors the scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements, including the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors the matters required by Statement on Auditing Standards No. 61, as amended.
          The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the auditors their independence from the Company and its management.
          Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the Securities and Exchange Commission.
James F. Reilly
David I. Beatson
Dr. Neil W. Jacobs
Members of the Audit Committee

EXECUTIVE COMPENSATION
Overview of Compensation Program
          The Compensation Committee of the Board is responsible for establishing and implementing our compensation philosophy. The Compensation Committee believes that the total compensation paid to our executive officers should be and is fair, reasonable and competitive. Throughout this proxy statement, the individuals who served as our Chief Executive Officer and the other executive officers included in the Summary Compensation Table on page 14, are referred to as the “Named Executive Officers.”
Compensation Philosophy and Objectives
          The Compensation Committee believes that executive officer compensation be structured to provide competitive base salaries and benefits to attract and retain superior employees and to provide short- and long-term incentive compensation to incentivize executive officers to attain, and to reward executive officers for attaining, established financial goals that are consistent with increasing stockholder value. The Compensation Committee uses a combination of cash bonuses and retention based equity awards as key components in the short- and long-term incentive compensation arrangements for executive officers, including the Named Executive Officers.
          The Compensation Committee’s goal is to maintain compensation programs that are competitive within our industry and geographic market. Each year, the Compensation Committee reviews the executive compensation program with respect to the external competitiveness of the program, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.
          In determining the form and amount of compensation payable to Named Executive Officers, the Compensation Committee is guided by the following objectives and principles:
• Compensation levels should be sufficiently competitive to attract and retain key executives. We aim to ensure that our executive compensation program attracts, motivates and retains high performance talent and rewards them for our achieving and maintaining a competitive position in our industry and geographic market. Total compensation (i.e. maximum achievable compensation) should increase with position and responsibility.
• Compensation should relate directly to performance and incentive compensation should be a portion of total compensation. We aim to foster a pay-for-performance culture, with the bonus portion of total compensation being “at risk.” Accordingly, absent unusual circumstances, any bonus payable as part of total compensation should be tied to and vary with our financial, operational and strategic performance, as well as individual performance. Bonuses should not be granted if these goals and results are not achieved.
• Long-term incentive compensation should align executives’ interests with our stockholders. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects, and incentivize executives to manage the company from the perspective of stockholders with a meaningful stake in us, as well as to focus on long-term career orientation.
          Our executive compensation program is designed to reward the achievement of goals regarding growth, productivity and profitability, including such goals as:
• To assist the Company in achieving and surpassing its internal targets and budgets, including quarterly financial and operating targets.
• To recruit, motivate and exhibit leadership that aligns employees’ interests with that of our stockholders.
• To develop business models and systems that seek out strategic opportunities, which benefit us and our stockholders.
• To implement a culture of compliance and commitment to operate our business with the highest standards of professional conduct and compliance.

Compensation Committee Practices and Procedures
          The Compensation Committee determines and reviews the value and forms of compensation for the Named Executive Officers and other officers based on the Compensation Committee members’ general knowledge and experience, as well as, if appropriate, commercially available compensation surveys prepared by third party firms or otherwise generally available.
          The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee meets as often as it deems necessary or appropriate.
Role of Executive Officers in Compensation Decisions
          The Compensation Committee makes all compensation decisions for all executive officers (which includes the Named Executive Officers). The Compensation Committee actively considers, and has the ultimate authority of approving, recommendations made by the Chief Executive Officer regarding all equity awards to our employees. Our Chief Executive Officer determines the non-equity compensation of management level employees who are not executive officers or officers.
          The Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee). Based on these annual reviews, the Chief Executive Officer makes recommendations to the Compensation Committee with respect to annual base salary adjustments and short- and long-term incentive compensation awards for such executive officers. The Compensation Committee then reviews these recommendations and exercises its discretion in whether to accept such recommendations or to modify such recommendations as it deems appropriate. The Compensation Committee annually reviews the performance of the Chief Executive Officer and determines the total compensation, including base salary, cash bonus and long-term equity compensation, for the Chief Executive Officer. The Chief Executive Officer does not participate in such determination.
Setting Executive Compensation
          Based on the foregoing compensation philosophy, the Compensation Committee has structured our annual, short- and long-term compensation to motivate executives to achieve the financial performance objectives we set and to incentivize the executives to achieve and exceed, and to reward the executives for achieving and exceeding, such objectives. To date, neither the Company nor the Compensation Committee has retained the services of consulting firms or similar third party advisors in connection with the establishment, structure or amount of executive compensation. The Compensation Committee does not believe that it is appropriate to establish compensation levels based exclusively or primarily on benchmarking to our publicly-traded peers.
          2010 Executive Officer Compensation Components
     For the year ended December 31, 2010, the principal components of compensation for Named Executive Officers were:
•	base salary;

•	performance-based incentive compensation, including both short-term cash incentive compensation and long term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary
          We provide our Named Executive Officers and other employees with a base salary to compensate them for services rendered during the year. Base salary ranges for Named Executive Officers are determined for each executive officer based on various factors considered by the Compensation Committee, including his or her position and level of responsibility and his or her actual performance during the preceding year. Base salaries for each year are typically evaluated annually in the first quarter of such year. Merit-based increases to base salaries for executive officers are based on the Compensation Committee’s assessment of various factors, including the individual’s performance during the preceding year and base salary history.
Performance-Based Incentive Compensation
          Our 2005 Employee Stock and Incentive Plan provides the Compensation Committee with the flexibility to design cash- and stock-based incentive compensation programs to promote performance and the achievement of our goals and objectives by executive officers and other key employees by allowing them to participate in our long-term growth and profitability. The Compensation Committee believes that providing performance-based incentive compensation is necessary to attract and retain superior executive talent and to align the financial interests of executive officers with those of our stockholders. A portion of each executive officer’s potential aggregate compensation is in the form of incentive compensation. There are two types of performance-based incentive compensation used by the Compensation Committee. The first type is short-term incentive compensation in the form of a performance based cash award. The second type is long-term incentive compensation in the form of grants of stock options, restricted stock or restricted stock units.
          For fiscal year 2010, the Compensation Committee adopted a 2010 management bonus (the “2010 Bonus Plan”) plan pursuant to our 2005 Employee Stock and Incentive Plan. Under the terms of the 2010 Bonus Plan, performance based cash awards, if any, were to be awarded to the Chief Executive Officer and other executive officers, officers and senior management based on, and subject to, the quarterly achievement of a specified performance goal. The performance goal was for the Company to exceed, on an individual quarterly basis, the corresponding projected quarterly adjusted earnings before interest, taxes, depreciation, amortization, stock based compensation, and impairment charges contained in the Company’s 2010 annual budget (or, in case of a budgeted operating loss, to reduce the operating loss below the budgeted operating loss) (“Adjusted EBITDA”).
          The maximum aggregate amount to be awarded for any quarter was to be equal to the sum of the following: (i) fifty percent (50%) of the first Two Hundred Thousand Dollars ($200,000) in amount by which the Adjusted EBITDA for such quarter exceeded the budgeted Adjusted EBITDA for such quarter (the “Excess EBITDA”) up to a maximum of One Hundred Thousand Dollars ($100,000), plus (ii) if the amount of Excess EBITDA for such quarter exceeded Two Hundred Thousand Dollars ($200,000), twenty percent (20%) of the amount of such excess, provided, however, the total bonus amount under clauses (i) and (ii) for each quarter cannot not exceed Two Hundred Thousand Dollars ($200,000).
          During fiscal year 2010, $198,000 of performance based cash awards were granted under the 2010 Bonus Plan.
          Long-term incentive compensation for each executive officer consists of awards of stock options based on the executive officer’s level and scope of responsibility. The Compensation Committee is responsible for the granting of all equity-based compensation, including the award dates for each grant, which is determined in its discretion. Stock options typically vest over a three-year period in quarterly installments. An important purpose of the granting of stock options is to retain executive talent and incentivize the executive team to increase stockholder value. During 2010 the Committee approved the issuance of a total of 230,000 stock options to all executive officers and officers (including the Named Executive Officers, other than the Chief Executive Officer) and the issuance of 45,000 stock options to the Chief Executive Officer. The grant of options to the Company’s executive officers and officers, including the Named Executive Officers, was approximately 42% of the total options granted by the Company during 2010.
          For fiscal year 2011, the Compensation Committee adopted a 2011 management bonus (the “2011 Bonus Plan”) plan pursuant to our 2005 Employee Stock and Incentive Plan. Under the terms of the 2011 Bonus Plan, performance based cash awards, if any, will be awarded to the Chief Executive Officer and other executive officers, officers and senior management based on, and subject to, the quarterly achievement of a specified performance goal. The performance goal shall be for the Company to exceed, on an individual quarterly basis, the corresponding projected quarterly adjusted earnings before interest, taxes, depreciation, amortization, stock based compensation, and impairment charges contained in the Company’s 2011 annual budget (or, in case of a budgeted operating loss, to reduce the operating loss below the budgeted operating loss) (“Adjusted EBITDA”).
          The maximum aggregate amount to be awarded for any quarter shall be equal to the sum of the following: (i) fifty percent (50%) of the first Two Hundred Thousand Dollars ($200,000) in amount by which the Adjusted EBITDA for such quarter exceeded the budgeted Adjusted EBITDA for such quarter (the “Excess EBITDA”) up to a maximum of One Hundred Thousand Dollars ($100,000), plus (ii) if the amount of Excess EBITDA for such quarter exceeds Two Hundred Thousand Dollars ($200,000), twenty percent (20%) of the amount of such excess, provided, however, the total bonus amount under clauses (i) and (ii) for each quarter shall not exceed Two Hundred Thousand Dollars ($200,000).
          Following the end of each quarter, the Committee will grant performance based cash awards in an aggregate amount to be determined by it, but not to exceed the above limitations, to the Chief Executive Officer and other executive officers, officers and senior management based on the Committee’s determination of the relative contribution of each such person. The adoption of the 2011 Bonus Plan does not restrict the ability of the Compensation Committee to award discretionary bonuses for any quarter in which the performance goal was not achieved.
Retirement and Other Benefits
          Executive officers are eligible to participate in our 401(k) plan and other benefit programs as described below. The Compensation Committee reviews the overall cost to us of these various programs generally on an annual basis or when changes are proposed. The Compensation Committee believes that the benefits provided by these programs have been important factors in attracting and retaining the overall executive officer group, including the Named Executive Officers.
          Our 401(k) plan allows for discretionary employer matching funds of the employee contribution. During 2010, the employer match portion was suspended and has since been reinstated as of January 1, 2011. We do not provide any other retirement benefits or tax-qualified deferred compensation plans or programs for our executive officers.
          Executive officers also receive benefit of life insurance policies, which provide coverage in varying amounts up to $2.3 million.
          Executive officers are also entitled to participate in the various other group health, term life and similar benefit plans available to all of our employees and on the same terms as such employees.
Perquisites and Other Personal Benefits
          We provide Named Executive Officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions.
Tax and Accounting Implications
Deductibility of Executive Compensation
          As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1 million that is paid to certain individuals, subject to certain exceptions. We believe that compensation paid under our Plan is generally fully deductible for federal income tax purposes. However, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

SUMMARY COMPENSATION TABLE
          The following table sets forth the compensation paid or accrued by the Company to the Company’s Chief Executive Officer and to each of the two most highly compensated executive officers of the Company for services rendered to the Company during the two fiscal years ended December 31, 2010:

				Non-Equity
			Option	Incentive Plan	All Other
Name and Principle Position	Period	Salary (1)	Awards (2)	Compensation (3)	Compensation		Total
Mark C. Layton	2010	$569,993	$128,778	$29,000	$41,015	(4)	$739,786
Chairman, President, Chief	2009	567,299	29,150	—	33,352		629,801
Executive Officer

Michael C. Willoughby	2010	$345,558	$157,395	$29,000	$18,294	(5)	$521,247
Executive Vice President —	2009	344,392	29,150	—	21,325		394,867
Chief Information Officer

Thomas J. Madden	2010	$321,483	$128,778	$29,000	$31,720	(6)	$481,981
Executive Vice President —	2009	320,679	29,150	—	34,304		384,133
Chief Financial Officer

(1)	Salary represents base salary earnings

(2)	Options granted have a ten year term and generally vest quarterly over three years of continuous service after the date of grant. The amounts reported in this column represent the aggregate grant date fair value for stock options granted in each respective year, as calculated under Accounting Standards Codification Topic 718. The assumptions made in calculating the grant date fair value amounts for these stock options are summarized in Note 5 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2010. The amounts in this column do not necessarily correspond to the actual economic value that may be realized by the Named Executive Officers from the options.

(3)	Represents performance based cash awards paid under the Company’s 2010 Bonus Plan.

(4)	Represents Other Compensation of $22,779 and Perquisites of $18,236. Other Compensation represents life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses and club dues and memberships.

(5)	Represents Other Compensation of $2,484 and Perquisites of $15,810. Other Compensation represents the life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses.

(6)	Represents Other Compensation of $2,539 and Perquisites of $29,181. Other Compensation represents the life insurance premiums paid by the Company for the benefit of the Named Executive Officer. Perquisites represent the sum of personal use of automobile expenses and club dues and memberships.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END

		Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options	Options (1)	Exercise	Expiration
Name	Grant Date	(# Exercisable)	(# Unexercisable)	Price ($)	Date
Mark C. Layton	12/5/2001	126,395	—	$4.28	12/4/2011
	4/11/2003	13,192	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	4,468	—	$4.42	5/15/2017
	5/20/2008	7,269	1,454	$4.14	5/19/2018
	5/27/2009	14,125	14,125	$1.46	5/26/2019
	4/19/2010	7,500	37,500	$4.00	4/18/2020

Michael C. Willoughby	1/25/2002	8,510	—	$3.95	1/24/2012
	4/11/2003	13,192	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	8,511	—	$4.42	5/15/2017
	5/20/2008	7,269	1,454	$4.14	5/19/2018
	5/27/2009	14,125	14,125	$1.46	5/26/2019
	4/19/2010	9,167	45,833	$4.00	4/18/2020

Thomas J. Madden	12/5/2001	73,335	—	$4.28	12/4/2011
	1/25/2002	3,191	—	$3.95	1/24/2012
	4/11/2003	13,192	—	$1.83	4/10/2013
	3/29/2004	9,149	—	$7.57	3/28/2014
	4/5/2005	7,660	—	$12.08	4/4/2015
	5/16/2007	4,255	—	$4.42	5/15/2017
	5/20/2008	7,269	1,454	$4.14	5/19/2018
	5/27/2009	14,125	14,125	$1.46	5/26/2019
	4/19/2010	7,500	37,500	$4.00	4/18/2020

(1)	The Options Awards listed above are generally subject to a quarterly vesting schedule over a three-year period commencing on the date of grant.
EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION ARRANGEMENTS FOR EXECUTIVES
          The Company and the named executive officers have entered into Change in Control and Severance Agreements. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. During the two year period following a change in control (whenever occurring), if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer’s responsibilities, compensation or benefits to which the officer does not consent, then, in each case, the officer is entitled to receive from the Company (1) all salary and bonus amounts accrued through the date of termination, (2) a severance payment equal to twice the officer’s salary and bonus amount (which is defined as the greater of (i) the highest annual incentive bonus earned by the executive during the last three completed fiscal years or (ii) the executive’s then target bonus, if any) and (3) continuation for two years of all employee benefits (unless otherwise provided by a subsequent employer). If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance or bonus payment. The agreement terminates upon the voluntary resignation or termination of employment by the officer.
          The Company and the named executive officers have also entered into Executive Severance Agreements. Under these agreements, and in consideration for, among other things, the agreement by the executive to be bound by a restrictive covenant, in the event of the termination of the employment of the executive other than for cause (including a material adverse change in the officer’s responsibilities or the failure to re-nominate to the Board of Directors any executive also serving on the Board), the executive is entitled to a severance payment, based on the executive’s years of service, up to a maximum of twice the executive’s salary and the bonus, if any, that the executive would have received for such fiscal year (based upon the executive’s targeted bonus amount and the Company’s actual results for such fiscal year), payable in monthly installments over a period not to exceed two years (based on the executive’s years of service) In addition, in the event of termination without cause, the executive is entitled to a continuation of benefits and to the accelerated vesting of all options then held by the executive. The severance payment and benefits are reduced by any compensation or benefits received by the executive from any subsequent employer.
          Effective as of December 31, 2008, the Company and the named executive officers entered into an amendment to the existing Executive Severance Agreements and Change in Control Severance Agreements between the Company and such persons. The primary purpose of such amendment was to modify such agreements so that they conform to Section 409A of the Internal Revenue Code. In addition, the amendment to the Executive Severance Agreement modified the calculation of the severance amount thereunder so that it is based on the highest annual rate of base salary during the 12-month period immediately prior to the qualifying termination.
          The following table summarizes information with respect to equity compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2010. For additional information about our equity compensation plans, see note 5 to our financial statements in Item 8 of our 2010 Annual Report on Form 10-K:

	Number of securities	Weighted-average	Number of
	to be issued upon	exercise price of	securities
	exercise of	outstanding	remaining
	outstanding options	options and	available for
Plan category	and warrants	warrants	future issuance
Equity compensation plans approved by security holders	2,193,673	$4.28	845,443
Equity compensation plans not approved by security holders	88,719	$4.28	—

Total	2,282,392		845,443

2010 DIRECTOR COMPENSATION
          The following table sets forth the compensation earned by non-employee Directors for their service on the Board of Directors and its committees, as applicable, during the year ended December 31, 2010:

	Fees Earned or	Option
	Paid in Cash	Awards (1)		Total
David I. Beatson	$38,000	$24,579	(2)	$62,579

James F. Reilly	48,000	24,579	(3)	72,579

Dr. Neil W. Jacobs	38,000	24,579	(4)	62,579

Timothy M. Murray	32,000	24,579	(5)	56,579

(1)	Represents aggregate grant date fair value computed in accordance with ASC Topic 718.

(2)	Mr. Beatson had 35,533 options outstanding as of December 31, 2010.

(3)	Mr. Reilly had 31,277 options outstanding as of December 31, 2010.

(4)	Dr. Jacobs had 31,277 options outstanding as of December 31, 2010.

(5)	Mr. Murray had 46,420 options outstanding as of December 31, 2010.
          In June 1999 the Company adopted a Non-Employee Director Stock Option and Retainer Plan (the “Non-Employee Director Plan”). As amended in June 2010, the Non-Employee Director Plan also provides for the issuance to each non-employee director of options to purchase 10,000 shares of common stock as of the date of each annual meeting of stockholders. During calendar year 2010, each non-employee director received an option to purchase 10,000 shares of common stock with an exercise price of $3.43 per share. In addition, currently, non-employee directors receive an annual retainer fee of $22,000, payable quarterly, a director meeting fee of $2,500 for each board meeting attended and a committee meeting fee of $1,500 for each quarterly Audit Committee meeting attended and also receive fees for participation in certain periodic conference calls. The lead director receives an additional $5,000 for each board meeting attended. The Non-Employee Director Plan permits the payment of such non-employee director retainer fees in shares of Common Stock in lieu of cash.

          All options to be issued to non-employee directors under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options have a ten-year term and are subject to a one-year vesting schedule.
          Generally, unless the Non-Employee Director Plan administrator otherwise provides, options are non-transferable other than by will or the laws of descent and distribution. At the time of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s common stock, the Non-Employee Director Plan administrator will make appropriate adjustments to the exercise price, number and kind of shares to be issued under the Non-Employee Director Plan and any outstanding options. The Board of Directors has the authority to amend, modify, suspend or terminate the Non-Employee Director Plan at any time.
          Directors who are also employees of the Company or any of its subsidiaries receive no remuneration for serving as directors or Committee members.
Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth as of April 26, 2011, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and named executive officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

	Number
Name and Address of Beneficial Owner	of Shares	Percent (1)
Austin W. Marxe and David M. Greenhouse (2) 527 Madison Avenue, Suite 2600 New York, NY 10022	2,441,165	19.4%
Mark C. Layton (3)	238,178	1.9%
Thomas J. Madden (3)	159,546	1.3%
Michael C. Willoughby (3)	89,294	*
Cindy Almond (3)	65,663	*
Timothy M. Murray (3)	51,721	*
James F. Reilly (3)	49,661	*
David I. Beatson (3)	41,533	*
Dr. Neil W. Jacobs (3)	29,215	*
All directors and executive officers as a group (8 persons) (4)	724,811	5.5%

*	Represents less than 1%

(1)	This table is based on 12,617,001 shares of Common Stock outstanding on April 26, 2011.

(2)	Based on an April 5, 2011 Form 4 joint filing by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”). Marxe and Greenhouse share sole voting and investment power over 505,700 common shares owned by Special Situations Cayman Fund, L.P., 1,535,465 common shares owned by Special Situations Fund III QP, L.P., 400,000 common shares owned by Special Situations Private Equity Fund, L.P.

(3)	Includes the following outstanding options to purchase the specified number of shares of Common Stock, which are fully vested and exercisable: Mark C. Layton — 106,703; Thomas J. Madden — 132,609; Michael C. Willoughby — 84,625; Cindy Almond — 65,663; Timothy M. Murray — 33,405; David I. Beatson — 35,533; James F. Reilly — 31,277; and Dr. Neil W. Jacobs — 24,894.

(4)	Includes outstanding options to purchase 514,709 shares of Common Stock, which are fully vested and exercisable.

ITEM 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
          The Company has appointed Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011. Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event stockholders do not ratify the appointment of Grant Thornton LLP as the Company’s independent auditors, such appointment may be reconsidered by the Audit Committee and the Board of Directors. Representatives of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
          The Board of Directors of the Company recommends a vote FOR ratification of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.
Fees billed to the Company by Grant Thornton LLP for the years 2009 and 2010
The following table sets forth (i) the aggregate fees billed by Grant Thornton LLP relating to the audit of the 2009 and 2010 consolidated financial statements and (ii) the fees for other professional services billed by Grant Thornton LLP in connection with services rendered during the previous two fiscal years.

Fee Type	2009	2010
Audit fees (a)	$474,000	$486,000
Audit-related fees (b)	66,000	62,000
Tax fees (c)	7,000	4,000

(a)	Includes fees for professional services rendered in connection with the audit of the annual financial statements, reviews of the quarterly financial statements, fees paid for the audit of the Company’s subsidiary, Supplies Distributors, to satisfy requirements of its senior debt agreements and internal control review.

(b)	Consists of aggregate fees billed for assurance services provided in connection with reports on certain internal controls under Statement of Auditing Standards No. 70.

(c)	Consists of fees billed related to conducting a tax study.
          All of the fees listed in the chart above were pre-approved by the Audit Committee, which concluded that the provisions of such services by Grant Thornton LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.
Policy on Audit Committee Pre Approval of Audit and Permissible Non Audit Services of Independent Registered Public Accountants
          The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. During 2009 and 2010, all audit, non-audit and tax services provided by Grant Thornton LLP were pre-approved by the Audit Committee in accordance with this policy.

GENERAL INFORMATION
Voting Procedures
          All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.
Admission to Annual Meeting
          Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
Stockholder Proposals for the 2012 Annual Meeting
          A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company’s proxy statement for the 2012 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than 90 days prior to the anniversary of the date of this Proxy Statement. The Company requests that all such proposals be addressed to the Company’s Secretary at the Company’s principal executive offices, 500 North Central Expressway, Suite 500, Plano, Texas 75074, and mailed by certified mail, return-receipt requested.
Compliance with Certain Reporting Obligations
          Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Company. To the Company’s knowledge, all reports required to be so filed were filed in accordance with the provisions of said Section 16(a).
Financial and Other Information
          The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.
OTHER MATTERS
          The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.
By Order of the Board of Directors,
Cindy Almond
Secretary
Plano, Texas
May 2, 2011

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

PFSWEB, INC.
INTERNET
http://www.proxyvoting.com/pfsw
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

96658
▼  FOLD AND DETACH HERE  ▼

		FOR	WITHHOLD	*EXCEPTIONS
		ALL	FOR ALL

Item 1.	ELECTION OF DIRECTORS	☐	☐	☐
Nominees:

01 Timothy M. Murray
02 Mark C. Layton
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions

Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN

Item 2.	Ratification of Appointment of Independent Auditors	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting OR any adjournments or postponements thereof.

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your PFSweb, Inc. account online.
Access your PFSweb, Inc. account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for PFSweb, Inc., now makes it easy and convenient to get current information on your shareholder account.
•	View account status

•	View certificate history

•	View book-entry information
•	View payment history for dividends

•	Make address changes

•	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect®at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at:
http://www.pfsweb.com/proxymaterials
▼  FOLD AND DETACH HERE   ▼
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PFSweb, Inc.
     The undersigned hereby appoints Thomas J. Madden and Cindy Almond as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of PFSweb, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 10, 2011 or any adjournment thereof.
     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	96658